                                  EXHIBIT 23.1

                                  EXHIBIT 23.1
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               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

I previously issued my report, accompanying the consolidated financial statements, incorporated herein by reference, of the Registrant and subsidiary on Form 10-KSB for the fiscal year ended December 31, 1995. I hereby consent to the incorporation by reference of said report in the Post-Effective Amendment No. 1 to the Registration Statement on Form S-8 being filed with the Securities and Exchange Commission by the Registrant.



                            /s/  Fred Grant, Certified Public Accountant
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December 27, 1996

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